EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DelMar Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Bacha, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2016	By:	/s/ Jeffrey Bacha
Jeffrey Bacha
Chief Executive Officer